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                                                                   EXHIBIT 23.3






                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Pinnacle Management & Trust Co.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                  /s/ KPMG LLP
                                                                      KPMG LLP


Houston, Texas
April 28, 2000